UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 1, 2006

HAIGHTS CROSS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-109381	13-4087398

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

10 New King Street
White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Effective September 1, 2006, the Board of Directors of Haights Cross Communications, Inc. (the “Company”) approved the grant of stock options to purchase an aggregate of 489,000 shares of the Company’s common stock to various employees within the Company. Included in this approval were grants to the following executive officers:
•	For Linda Koons, the Company’s Executive Vice President and Publisher, options to acquire 50,000 shares; and

•	For Kevin M. McAliley, the Company’s Executive Vice President and President of Triumph Learning, options to acquire 30,000 shares.
     Each option grant is being made pursuant to the Company’s Restated 2000 Stock Option and Grant Plan (the “Plan”), which is filed at Exhibit 10.1 hereto and is incorporated herein by this reference, and each recipient is entering into the Company’s standard form of incentive stock option agreements, copies of which are filed at Exhibit 10.2 and Exhibit 10.3 hereto, respectively, and are incorporated herein by this reference.
     As of March 22, 2006, the date upon which the Company filed its Annual Report on Form 10-K for its fiscal year ended December 31, 2005, the Company is no longer required to file reports pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but continues to file reports under Section 15(d) of the Exchange Act in order to comply with the reporting covenants in its bond indentures. As a voluntary filer, the Company is no longer eligible to utilize Form S-8 for registering grants and issuances of its common stock under its employee equity plans, and the Company’s existing Registration Statement on Form S-8, which covered grants and issuances under the Plan, has been withdrawn. According, the grants disclosed in this Form 8-K were made, and all future grants made while the Company is a voluntary filer will be made, in reliance on the exemption from registration provided by Rule 701 under the Securities Act of 1933, as amended.
     The stock option grants generally vest over a three-year period, with 50% of the options granted to each individual grantee being subject to time-based vesting and 50% of the options granted to each individual grantee being subject to performance-based vesting. The foregoing stock options were granted with an exercise price equal to $0.50 per share.
Item 3.02. Unregistered Sales of Equity Securities.
     See Item 1.01, the contents of which are incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

10.1	Haights Cross Communications, Inc.’s Restated 2000 Stock Option and Grant Plan, which is incorporated by reference to Exhibit 10.1 of Haights Cross Communications, Inc.’s Current Report on Form 8-K filed on September 28, 2004

10.2	Form of incentive stock option agreement for stock options with time based vesting schedules, which is incorporated by reference to Exhibit 10.2 of Haights Cross Communications, Inc.’s Current Report on Form 8-K filed on September 28, 2004

10.3	Form of incentive stock option agreement for stock options with performance based vesting schedules, which is incorporated by reference to Exhibit 10.3 of Haights Cross Communications, Inc.’s Current Report on Form 8-K filed on September 28, 2004

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 5, 2006

HAIGHTS CROSS COMMUNICATIONS, INC.

/s/	Paul J. Crecca

By:	Paul J. Crecca
Executive Vice President and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Haights Cross Communications, Inc.’s Restated 2000 Stock Option and Grant Plan, which is incorporated by reference to Exhibit 10.1 of Haights Cross Communications, Inc.’s Current Report on Form 8-K filed on September 28, 2004

10.2	Form of incentive stock option agreement for stock options with time based vesting schedules, which is incorporated by reference to Exhibit 10.2 of Haights Cross Communications, Inc.’s Current Report on Form 8-K filed on September 28, 2004

10.3	Form of incentive stock option agreement for stock options with performance based vesting schedules, which is incorporated by reference to Exhibit 10.3 of Haights Cross Communications, Inc.’s Current Report on Form 8-K filed on September 28, 2004